Exhibit 10.29




CLOSING ITEM NO.:  A-2



                                  BILL OF SALE

                                       TO

                               COUNTY OF SARATOGA
                          INDUSTRIAL DEVELOPMENT AGENCY


Spurlock Adhesives, Inc., a Virginia corporation having an address of 209 West Main Street, Waverly, Virginia 23890 (the "Grantor"), for the consideration of One Dollar ($1.00), cash in hand paid, and other good and valuable consideration received by the Grantor from the County of Saratoga Industrial Development Agency, a public benefit corporation organized and existing under the laws of the State of New York having its office at Saratoga County Municipal Center, 40 McMaster Street, Ballston Spa, New York 12020 (the "Grantee"), the receipt of which is hereby acknowledged by the Grantor, hereby sells, transfers and delivers unto the Grantee, and its successors and assigns, all those materials, machinery, equipment, fixtures or furnishings which are described in Exhibit "A" attached hereto now owned or hereafter acquired by the Grantor.

         TO HAVE AND TO HOLD the same unto the Grantee, and its successors and assigns, forever.

         IN WITNESS WHEREOF, the Grantor has executed this instrument as of October 1, 1997.



                                        SPURLOCK ADHESIVES, INC.


                                        By: /s/ Phillip S. Sumpter
                                            ------------------------------------
                                        Name: Phillip S. Sumpter
                                              ----------------------------------
                                        Title: Executive Vice President
                                               ---------------------------------




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                                   EXHIBIT "A"

                            DESCRIPTION OF EQUIPMENT



         All articles of personal property and all appurtenances, wherever located, now or hereafter acquired with the proceeds of the Grantor's $6,000,000 Multi-Mode Variable Rate Industrial Development Revenue Bonds (Spurlock Adhesives, Inc. Project) Series 1997 A or any payment made by the Grantor pursuant to Section 4.5 of the installment sale agreement dated as of October 1, 1997 by and between the Grantee, as seller, and the Grantor, as purchaser and now or hereafter attached to, contained in or used in connection with the Project (as defined in said installment sale agreement) or placed on any part thereof, though not attached thereto.


                                      A-1